SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                         -------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 2, 2000
                                                  ----------------

                          PROFESSIONAL DETAILING, INC.
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)

          DELAWARE                  0-24249                      22-2919486
----------------------------    ----------------             -------------------
(State or other jurisdiction    (Commission File                (IRS Employer
      of incorporation)              Number)                 Identification No.)

    10 Mountainview Road,
   Upper Saddle River, NJ                                           07458
-------------------------------                              -------------------
(Address of principal executive                                   (Zip Code)
           office)

                                 (201) 258-8450
               ---------------------------------------------------
               Registrant's telephone number, including area code:

                                       N/A
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 5. Other Events

      On February 2, 2000 the Registrant issued the following press release:

            "PROFESSIONAL DETAILING, INC. REPORTS FOURTH QUARTER AND
                         YEAR-END 1999 FINANCIAL RESULTS

      Pro forma net income (adjusted to exclude acquisition and related expenses) up 99% to $2.9 million (Table 1); adjusted diluted earnings per share excluding acquisition and related expenses up 100% to $0.24 per share (Table 1).

Upper Saddle River, New Jersey (Wednesday, February 2, 2000) Professional Detailing, Inc. (Nasdaq: PDII) today announced revenue, net income and net income per share for the quarter and twelve months ended December 31, 1999 and 1998.

Quarterly Results

Gross revenue for the fourth quarter ended December 31, 1999 was $53.7 million. Net revenue for the quarter was $50.5 million, an increase of $14.5 million or 40.5% over net revenue of $35.9 million for the quarter ended December 31, 1998. Net income for the quarter ended December 31, 1999 increased to $2.9 million from $1.7 million in the prior year period. Diluted net income per share increased to $0.24 for the fourth quarter of 1999 from $0.14 for the prior year period. Pro forma net income and pro forma diluted net income per share for the quarter ended December 31, 1999 (excluding acquisition expense adjustments of $0.5 million) were $2.9 million and $0.24, respectively. This represented increases of 99.4% and 100.0%, respectively, over the comparable prior year period.

Annual Results

Gross revenue for the twelve months ended December 31, 1999 was $183.8 million. Net revenue for the twelve months was $174.9 million, an increase of $55.5 million or 46.5% over net revenue of $119.4 million for the twelve months ended December 31, 1998. Net income for the twelve months ended December 31, 1999 was $10.4 million versus $9.8 million in the prior year period. Diluted net income per share was $0.86 for the year ended December 31, 1999 versus diluted net income per share of $0.91 for the prior year period. Pro forma net income and pro forma diluted net income per share for the year ended December 31, 1999 (adjusted to exclude acquisition and related expenses of $1.2 million) were $11.5 million and $0.95, respectively. This represented increases of 66.5% and 48.4%, respectively, over the comparable prior year period.

"1999 was highlighted by strong internal growth and the completion of two strategic acquisitions which expand the scope of quality services we provide to our pharmaceutical clients", stated Charles T. Saldarini, President and CEO. "Our results for the quarter and year reaffirm our ability to deliver sales for our clients and to capitalize on the value proposition inherent in our high quality contract sales applications. We are quite pleased with our financial results which I believe offer investors more insight into the growing role we play in helping clients achieve their own sales and profit goals", Saldarini added.

Change in Accounting Presentation

As a result of our interpretation of recent accounting guidance from the Securities and Exchange Commission, including Staff Accounting Bulletin No. 101, the Company reclassified certain of its revenues and program expenses for the twelve months ended December 31, 1999 and six and nine months ended June 30, 1999 and September 30, 1999, respectively. Accordingly, the Company is excluding, dollar for dollar, $8.9 million from bothgross revenueand correspondingprogram expenses for the entire fiscal year. These reclassifications reflect costs incurred for which direct reimbursement was received. Corresponding changes were made in the Company's financial statements for the six and nine months ended June 30, 1999 and September 30, 1999, which have been reflected in amended filings with the Securities and Exchange Commission. Because the amounts excluded from net revenue and program expenses were identical, gross profit, operating income, net income and net income per share did not change.

The Company does not expect compliance with these guidelines to have any impact on its earnings in future periods.

As a result of implementing these guidelines, the Company will report gross revenues, reimbursable expenses and net revenues in its releases of financial results. Reimbursable expenses are those expenses for which the Company receives direct reimbursement from its clients. The financial presentation in our filings with the Securities and Exchange Commission will reflect only the net revenue line, while Management's Discussion & Analysis will address both the gross and net revenue items.

Company Background & Services

Professional Detailing, Inc (PDI) is a leading provider of customized sales solutions to the pharmaceutical industry. The Company has designed and managed customized product detailing programs for some of the world's largest pharmaceutical companies, manages some of the largest contract sales efforts in the world and has long standing relationships with its major clients.

The Company provides several principal services:

o Dedicated Contract Sales Services, in which programs are customized to client specifications;

o Syndicated Contract Sales Services, provided through the Company's ProtoCall unit, enabling clients to tap into an existing, large-scale sales team for specific detail positions and periods;

o Recruitment, in which clients utilize PDI's owned and operated team of national recruiters to outsource sales force expansions, fill vacancies and build teams to acquire;

o Medical Education and Communication Services, provided through the Company's TVG unit, in which clients can access continuing medical education, Sales Force Tactical Briefings(TM) and peer to peer promotion; and

o Marketing Research and Consulting Services provided through the Company's TVG unit, enabling clients to study qualitative and quantitative aspects of brand performance on a pre-launch, launch and continuing basis.

      In accordance with the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, the Company notes that statements in this release which look forward in time involve risks and uncertainties that may cause actual results or achievements to materially differ from those indicated by the forward-looking statements. These forward-looking statements include any statements relating to, expansion of the Company's business, growth in revenue and the impact of accounting changes and interpretations on the Company's future results, as well as any other statements, which are not solely historical. The Company's plans and objectives are based on assumptions involving judgments with respect to future economic, competitive and market conditions and future business decisions, all of which are difficult or impossible to predict accurately and many of which are beyond the control of the Company. Therefore, there can be no assurance that the forward-looking statements will prove to be accurate. The Company's documents filed with the SEC identify important factors that may cause the actual results to differ materially from those indicated by the forward-looking statements.

FINANCIAL TABLES FOLLOW

                          Professional Detailing, Inc.
                 Condensed Consolidated Statements of Operations
                                   (unaudited)

                                                         Three Months Ended         Twelve Months Ended
                                                            December 31,                December 31,
                                                     -------------------------   -------------------------
                                                         1999          1998           1999         1998
                                                         ----          ----           ----         ----
                                                     (in thousands, except per share and statistical data)
Gross revenue                                        $    53,702   $    35,917   $   183,776   $   119,421
Reimburseable expenses                                     3,243            --         8,874            --
                                                     -----------   -----------   -----------   -----------
Revenue, net                                              50,459        35,917       174,902       119,421
Program expenses                                          37,073        28,298       130,121        87,840
                                                     -----------   -----------   -----------   -----------
Gross profit                                              13,386         7,619        44,781        31,581
Compensation expense                                       5,978         3,890        19,611        15,779
Other general, selling and administrative expenses         3,533         2,165         9,448         6,546
Acquisition and related expenses                            (495)           --         1,246            --
                                                     -----------   -----------   -----------   -----------
Total general, selling and administrative expenses         9,016         6,055        30,305        22,325
                                                     -----------   -----------   -----------   -----------
Operating income                                           4,370         1,564        14,476         9,256
Other income, net                                            966           864         3,471         2,273
                                                     -----------   -----------   -----------   -----------
Income before provision for income taxes                   5,336         2,428        17,947        11,529
Provision for income tax                                   2,477           722         7,539         1,691
                                                     -----------   -----------   -----------   -----------
Net income                                           $     2,859   $     1,706   $    10,408   $     9,838
                                                     ===========   ===========   ===========   ===========
Basic net income per share                           $      0.24   $      0.14   $      0.87   $      0.92
                                                     ===========   ===========   ===========   ===========
Diluted net income per share                         $      0.24   $      0.14   $      0.86   $      0.91
                                                     ===========   ===========   ===========   ===========
Basic weighted average number
     of shares outstanding                            11,972,112    11,945,031    11,958,196    10,684,264
                                                     ===========   ===========   ===========   ===========
Diluted weighted average number
     of shares outstanding                            12,165,968    12,118,679    12,167,321    10,813,928
                                                     ===========   ===========   ===========   ===========
Pro forma data

Income before pro forma provision for income taxes                 $     2,428   $    17,947   $    11,529
Pro forma provision for income tax (1)                                     971         7,677         4,611
                                                                   -----------   -----------   -----------
Pro forma net income (1)                                           $     1,457   $    10,270   $     6,918
                                                                   ===========   ===========   ===========
Pro forma basic net income per share                               $      0.12   $      0.86   $      0.65
                                                                   ===========   ===========   ===========
Pro forma diluted net income per share                             $      0.12   $      0.84   $      0.64
                                                                   ===========   ===========   ===========
Basic weighted average number
     of shares outstanding                                          11,945,031    11,958,196    10,684,264
                                                                   ===========   ===========   ===========
Diluted weighted average number
     of shares outstanding                                          12,118,679    12,167,321    10,813,928
                                                                   ===========   ===========   ===========

----------
(1) In accordance with SEC regulations pro forma data includes the impact of PDI & TVG being taxed as if they were C Corporations for the periods presented. PDI prior to its initial offering in May 1998 was an S Corporation for Federal income tax purposes. TVG was an S Corporation for Federal income tax purposes until its acquisition by PDI on May 12, 1999.

                          Professional Detailing, Inc.
               Results Excluding Acquisition and Related Expenses
                                   (unaudited)

TABLE 1

                                                        Three Months Ended           Twelve Months Ended
                                                            December 31,                  December 31,
                                                   ----------------------------   ---------------------------
                                                       1999            1998           1999           1998
                                                       ----            ----           ----           ----
                                                     (in thousands, except per share and statistical data)
   Adjusted for acquisition and related expenses

Income before provision for income taxes           $      5,336    $      2,428   $     17,947   $     11,529

Acquisition and related expenses                           (495)             --          1,246             --
                                                   ------------    ------------   ------------   ------------
Adjusted income before provision
     for income taxes                                     4,841          2, 428         19,193         11,529
Adjusted provision for income taxes (1)                   1,936             971          7,677          4,611
                                                   ------------    ------------   ------------   ------------
Adjusted net income                                $      2,905    $      1,457   $     11,516   $      6,918
                                                   ============    ============   ============   ============
Adjusted basic net income per share                $       0.24    $       0.12   $       0.96   $       0.65
                                                   ============    ============   ============   ============
Adjusted diluted net income per share              $       0.24    $       0.12   $       0.95   $       0.64
                                                   ============    ============   ============   ============
Basic weighted average number
     of shares outstanding                           11,972,112      11,945,031     11,958,196     10,684,264
                                                   ============    ============   ============   ============
Diluted weighted average number
     of shares outstanding                           12,165,968      12,118,679     12,167,321     10,813,928
                                                   ============    ============   ============   ============

----------
(1) The provision for income taxes assumes that TVG and PDI were taxed as C Corporations for the periods presented. The Company expects its effective tax rate to approximate 40% in future periods.

PLEASE NOTE:

      PDI will be holding a conference call on Thursday, February 3, 2000 at 9:00 AM EST to review results for the fourth quarter and year ended December 31, 1999.

            The call number is            (800) 742-0826

            Refer to conference name:     Professional Detailing, Inc.

            Conference Leader:            Stephen P. Cotugno

            Conference ID:                #685303

      Please call 5 minutes prior to scheduled conference call start time.

      A replay of the call is available until midnight February 2, 2000 by dialing (800) 642-1687. Please refer to Professional Detailing, Inc., Conference ID #685303."

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    PROFESSIONAL DETAILING, INC.


                                    By: /s/ Charles T. Saldarini
                                        ----------------------------
                                        Charles T. Saldarini
                                          Chief Executive Officer

Date: February 2, 2000


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